SCHEDULE 14A INFORMATION

	Proxy Statement Pursuant to Section 14(a) of the Securities
	Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]	Preliminary Proxy Statement
[XXX]	Definitive Proxy Statement
[   ]	Definitive Additional Materials
[   ]	Soliciting Material Pursuant to Section 240.14a-11(c)
or Section 240.14a-12


SMITH BARNEY ALLOCATION SERIES INC.
(Name of Registrant as Specified in its Charter)


(Name of Person(s) Filing Proxy Statement, if other than
Registrant)

Barbara Allen

Payment of Filing Fee (Check the appropriate box):

[X]	No Fee Required
[   ]	Fee computed on table below per Exchange Act
Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which
transaction applies:

2)	Aggregate number of securities to which
transaction applies:

3)	Per unit price or other underlying value of
transaction computed pursuant to Exchange Act
Rule 0-11:


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Set forth the amount on which the filing fee is calculated
and state how it was determined.


[   ]	Check box if any part of the fee is offset as
provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3) Filing Party:

4)	         Date Filed:	December 28, 2000


                A SPECIAL NOTICE TO SHAREHOLDERS OF SMITH BARNEY
                             ALLOCATION SERIES INC.
                         (FORMERLY KNOWN AS SMITH BARNEY
                         CONCERT ALLOCATION SERIES INC.)

                                 WITH RESPECT TO

                                GLOBAL PORTFOLIO
                              HIGH GROWTH PORTFOLIO
                                GROWTH PORTFOLIO
                               BALANCED PORTFOLIO
                             CONSERVATIVE PORTFOLIO
                                INCOME PORTFOLIO

Dear Shareholder:

      I am writing to inform you about some important changes that have been approved by the Board of Directors of Smith Barney Allocation Series Inc. (the "Company") regarding the management of the Global Portfolio, High Growth Portfolio, Growth Portfolio, Balanced Portfolio, Conservative Portfolio, and Income Portfolio (each, a "Portfolio" or collectively, the "Portfolios").

      SSB Citi Fund Management LLC ("SSB Citi") currently acts as investment adviser to the Portfolios pursuant to a separate Asset Allocation and Administration Agreement for each Portfolio (each, a "Current Agreement" or collectively, the "Current Agreements"). Under the Current Agreements, SSB Citi provides investment advisory and administrative services, including investing each Portfolio's assets, providing investment research and supervising each Portfolio's investments in accordance with its investment objective, policies and restrictions. For these services, SSB Citi is paid an annual fee of 0.35% of each Portfolio's average daily net assets. This fee is a bundled, or "all-in" fee, which requires SSB Citi to pay all other operating expenses for each Portfolio out of this one fee, except charges for distribution under the Company's distribution plan. In a traditional mutual fund advisory contract, the investment adviser is compensated solely for its investment advisory services, as described above, and the fund bears the cost of all other operating expenses.

      On October 10, 2000, a majority of the Board of Directors of the Company, including a majority of the Directors who are not interested persons of the Portfolios, voted to restructure the Current Agreements by eliminating the all-in advisory fee and replacing it with a traditional advisory fee that compensates SSB Citi solely for its investment advisory services. Pursuant to the restructuring, each Current Agreement will be replaced by a new agreement (each a "New Agreement" or collectively the "New Agreements") providing for an advisory fee calculated at the annual rate of 0.20% of that Portfolio's average daily net assets. Although the New Agreements provide for lower advisory fees, the Portfolios will be subject to higher total operating expenses since they will bear all of their own operating expenses. However, the proposed fee structure will be subject to a voluntary fee waiver and expense reimbursement in order to maintain an expense cap on each of the Portfolios that is no more than 0.20% higher than the current total expenses for that Portfolio. This expense cap will not be changed in the future without the approval of the Board of Directors of the Company. This structure should permit the Portfolios to remain competitive and allow the Company and the Portfolios to provide shareholders with enhanced services on the same basis provided by other funds.

      There are no other proposed changes and the Portfolios will continue to be managed pursuant to the investment objectives and policies as set forth in the Prospectus.

      A special shareholder meeting regarding the proposed New Agreements is scheduled to take place on January 23, 2001. I ask that you take a few moments to review the accompanying proxy materials carefully. Shareholders owning shares in more than one of the Company's Portfolios will receive a separate proxy card for each Portfolio and Share Class owned. If you do not plan to attend the special shareholder meeting, please complete each proxy card (unless you are voting by telephone or through the Internet) and return it as soon as possible in the postage-paid envelope. We also encourage you to vote by telephone or through the Internet. Proxies may be voted by telephone by calling the toll-free number that appears on your proxy card or through the Internet by using the Internet address located on your proxy card.

      Voting by telephone or through the Internet will reduce the time and costs associated with the proxy solicitation. When the Portfolios record proxies by telephone or through the Internet, they will use reasonable procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and
(iii) confirm that their instructions have been properly recorded.

      Whichever voting method you choose, please read the full text of the proxy statement before you vote.

      Thank you for taking the time to read this letter and the accompanying proxy statement. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,

Heath B. McLendon
Chairman of the Board of Directors

December 1, 2000

                       SMITH BARNEY ALLOCATION SERIES INC.
                         (FORMERLY KNOWN AS SMITH BARNEY
                         CONCERT ALLOCATION SERIES INC.)

                                 WITH RESPECT TO

                                GLOBAL PORTFOLIO
                              HIGH GROWTH PORTFOLIO
                                GROWTH PORTFOLIO
                               BALANCED PORTFOLIO
                             CONSERVATIVE PORTFOLIO
                                INCOME PORTFOLIO

                 7 World Trade Center, New York, New York 10048

--------------------------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held On January 23, 2001

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS:

      A special meeting (the "Special Meeting") of Smith Barney Allocation Series Inc. (the "Company") on behalf of the shareholders of the Global Portfolio, High Growth Portfolio, Growth Portfolio, Balanced Portfolio, Conservative Portfolio, and Income Portfolio (each, a "Portfolio" or collectively, the "Portfolios") will be held on January 23, 2001 beginning at 9 a.m. Eastern time at the offices of SSB Citi Fund Management LLC ("SSB Citi"), Downtown Conference Center, Lobby, 7 World Trade Center, New York, New York, 10048 to consider and vote on the following proposal:

      To approve or disapprove a new Asset Allocation and Administration Agreement with SSB Citi on behalf of each Portfolio.

      The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof. Shareholders of record at the close of business on November 3, 2000 are entitled to notice of and to vote at the Special Meeting and any adjournments thereof. As a convenience to shareholders, you can now vote in any of four ways:

      o By mail, by completing, dating, signing and returning the proxy card in the enclosed envelope that requires no postage if mailed in the United States;

      o By telephone, with a toll-free call to the telephone number that appears on your proxy card;

      o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

      o     In person at the Special Meeting.

      Your vote is important and your participation in the governance of the Portfolios does make a difference.

      The proposal has been approved by a majority of the Company's Board of Directors, including a majority of the Directors who are not interested persons of the Company, the Portfolios or SSB Citi, who believe the proposal set forth above is important and recommend you read the enclosed material carefully and recommend you vote "FOR" the proposal. Your immediate response will help save on the costs of additional solicitations. We look forward to your participation.

      This notice and related proxy material are first being mailed to shareholders on or about December 1, 2000 or as soon as practicable thereafter. This proxy is being solicited on behalf of the Board of Directors of the Company.

December 1, 2000

                                         By Order of the Board of Directors,

                                         Christina T. Sydor, Secretary

THE PORTFOLIOS WILL FURNISH, WITHOUT CHARGE, A COPY OF THEIR MOST RECENT ANNUAL REPORT AND MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO A SHAREHOLDER OF ANY PORTFOLIO UPON REQUEST. ANY SUCH REQUEST SHOULD BE MADE BY CALLING (800) 842-8573 OR BY WRITING TO THE SECRETARY OF THE PORTFOLIO AT 7 WORLD TRADE CENTER, NEW YORK, NEW YORK 10048.

SHAREHOLDERS OF THE PORTFOLIOS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON EACH ENCLOSED PROXY CARD, DATE AND SIGN EACH PROXY CARD, AND RETURN EACH PROXY CARD IN THE ENVELOPE PROVIDED UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET. EACH PROXY CARD IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. PROXIES MAY ALSO BE VOTED BY TELEPHONE BY CALLING THE TOLL-FREE NUMBER THAT APPEARS ON YOUR PROXY CARD OR THROUGH THE INTERNET BY USING THE INTERNET ADDRESS LOCATED ON YOUR PROXY CARD.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD(S) PROMPTLY.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU CAST YOUR VOTE:

o FOR APPROVAL OF A NEW ASSET ALLOCATION AND ADMINISTRATION AGREEMENT WITH SSB CITI ON BEHALF OF EACH PORTFOLIO

                             YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY
                     (UNLESS YOU ARE VOTING BY TELEPHONE OR
                              THROUGH THE INTERNET)
                       NO MATTER HOW MANY SHARES YOU OWN.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Company involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                      Valid Signature

Corporate Accounts
(1) ABC Corp.                                     ABC Corp.
(2) ABC Corp.                                     John Doe, Treasurer
(3) ABC Corp.
     c/o John Doe, Treasurer                      John Doe
(4) ABC Corp. Profit Sharing Plan                 John Doe, Trustee

Trust Accounts
(1) ABC Trust                                     Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
     u/t/d 12/28/78                               Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA                John B. Smith
(2) Estate of John B. Smith                       John B. Smith Jr., Executor

                       SMITH BARNEY ALLOCATION SERIES INC.
                         (FORMERLY KNOWN AS SMITH BARNEY
                         CONCERT ALLOCATION SERIES INC.)

                                 WITH RESPECT TO

                                GLOBAL PORTFOLIO
                              HIGH GROWTH PORTFOLIO
                                GROWTH PORTFOLIO
                               BALANCED PORTFOLIO
                             CONSERVATIVE PORTFOLIO
                                INCOME PORTFOLIO

                 7 World Trade Center, New York, New York 10048

                          ---------------------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held On January 23, 2001

                          ---------------------------

                                     General

      The accompanying proxy is solicited by the Board of Directors of Smith Barney Allocation Series Inc. (the "Company") on behalf of the Global Portfolio, High Growth Portfolio, Growth Portfolio, Balanced Portfolio, Conservative Portfolio, and Income Portfolio (each, a "Portfolio" or collectively, the "Portfolios"), in connection with the special meeting of shareholders (the "Special Meeting") of the Portfolios to be held at the offices of SSB Citi Fund Management LLC ("SSB Citi"), the Downtown Conference Center, Lobby, 7 World Trade Center, New York, New York 10048 beginning at 9 a.m. Eastern time on January 23, 2001.

      Each Portfolio is a "fund of funds" which seeks to achieve its objective by investing in a number of underlying open-end management investment companies or series thereof. These underlying funds, which are operated by SSB Citi and an affiliate thereof, are described in the Portfolios' prospectus.

      The proposal to be considered and voted on at the Special Meeting is as follows:

      To approve or disapprove a new Asset Allocation and Administration Agreement (each a "New Agreement" or collectively, the "New Agreements") with SSB Citi on behalf of each Portfolio.

      The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof. The Board of Directors has fixed the close of business on November 3, 2000 as the record date (the "Record Date") for the determination of holders of shares of the Portfolios entitled to notice of and to vote at the Special Meeting (the "Shares"). Shareholders of the Portfolios on the Record Date will be entitled to one vote per share with respect to the proposal submitted to the Shareholders of the Portfolios, with no share having cumulative voting rights.

      Those persons who owned, beneficially or of record, more than 5% of the outstanding shares of any of the Portfolios as of the Record Date, to the best knowledge of the Board and the Portfolios, are set forth in Annex A hereto. As of the Record Date, the officers and Directors of the Company, collectively, beneficially owned less than 1% of the shares of the Portfolio.

                                     Voting

      Shareholders of each class of each Portfolio will vote separately on the proposal, and separate proxy cards are enclosed for each class of each Portfolio in respect of which a shareholder is a record owner of shares. The favorable vote of the holders of a "majority of the outstanding voting securities" of each class of each Portfolio ("Class"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is required to approve each Portfolio's New Agreement. The 1940 Act defines a "majority of the outstanding voting securities" of each Class to mean the lesser of (a) the vote of holders of 67% or more of the shares of Common Stock of each Class present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding Common Stock of each Class are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding Common Stock of each Class. If the shareholders of all classes of a Portfolio do not approve the proposal, the proposal will not be implemented for that Portfolio.

      The Proxy Statement, Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about December 1, 2000 or as soon as practicable thereafter. All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon.

      Proxies received prior to the Special Meeting on which no vote is indicated will be voted "for" the proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. The holders of at least one-third of the outstanding shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against the proposal for purposes of tabulating the votes necessary for the proposal's approval. Accordingly, shareholders are urged to forward their voting instructions promptly.

      Any proxy may be revoked at any time prior to exercise thereof by giving written notice to the Secretary of the Company at the address indicated above, by voting in person at the Special Meeting, by telephone or on the Internet.

      The Company knows of no other business that will be presented for consideration at the Special Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.

                                    PROPOSAL:

              APPROVAL OF A NEW ASSET ALLOCATION AND ADMINISTRATION AGREEMENT WITH SSB CITI ON BEHALF OF EACH PORTFOLIO

                                  Introduction

      The Board of Directors of the Company is recommending that the shareholders of each Portfolio approve a New Agreement for each Portfolio providing for a restructuring of advisory fees, to be entered into between the Company (on behalf of each Portfolio) and SSB Citi. SSB Citi serves as investment adviser to each Portfolio and is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which is a wholly owned subsidiary of Citigroup Inc. ("Citigroup").

      At a meeting of the Board of Directors of the Company held on October 10, 2000, a majority of the Board, including a majority of the Directors who are not interested persons of the Company, the Portfolios or SSB Citi (the "Independent Directors"), approved the New Agreements on behalf of each Portfolio, subject to shareholder approval. The current Asset Allocation and Administration Agreements (each, a "Current Agreement" or collectively, the "Current Agreements") for the High Growth Portfolio, Growth Portfolio, Balanced Portfolio, Conservative Portfolio and Income Portfolio commenced on January 26, 1996, and the Current Agreement for the Global Portfolio commenced on March 9, 1998. If the shareholders approve the New Agreements, they will be effective on the date the proposal is approved by shareholders. If the shareholders do not approve the New Agreements, the Current Agreements will remain in effect and the Company's Board of Directors will consider whether other courses of action, including a reconsideration of the New Agreements, are appropriate.

      Each New Agreement reflects the proposed restructuring of the advisory fee, including a decrease in the advisory fee and, effectively, an increase in total operating expenses, and also reflects the new name of the adviser, SSB Citi, successor to Mutual Management Corp. Except for those changes, its terms are substantially similar to the terms of each Current Agreement.

                 Current Agreements and Proposed New Agreements

      SSB Citi currently acts as investment adviser to the Portfolios pursuant to the Current Agreements. Under the Current Agreements, SSB Citi provides investment advisory and administrative services, including investing each Portfolio's assets, providing investment research and supervising each Portfolio's investments in accordance with its investment objective, policies and restrictions. For these services, SSB Citi is paid an annual fee of 0.35% of each Portfolio's average daily net assets. For the fiscal year ended January 31, 2000, SSB Citi was paid an aggregate fee of $2,922,105.35 on behalf of all of the Portfolios. The advisory fee has been a bundled, or "all-in" fee, which requires SSB Citi to pay all of the Portfolios' other operating expenses out of this fee, including transfer agency, audit, legal, printing, SEC registration and miscellaneous (but not including charges for distribution under the Company's 12b-1 plan). In a traditional mutual fund advisory contract, the investment adviser is compensated solely for its investment advisory services, as described above, and the fund bears the cost of all other operating expenses.

      At the time the Company was organized and the Current Agreements were approved, the all-in fee structure was considered simpler and more efficient in administering the Portfolios. It was also anticipated at that time that the all-in fee would generate sufficient levels of fees to cover each Portfolio's expenses, including transfer agency and sub-transfer agency charges, and generate a reasonable profit. However, because of a higher than anticipated number of small accounts, the expenses of the Portfolios have been significantly higher than anticipated.

      The high cost of servicing a large number of relatively small accounts will be exacerbated as a result of a recent decision by PFS Shareholder Services Inc. ("PFSSS") to significantly upgrade client services in order to increase client satisfaction and retention. PFSSS, a wholly owned subsidiary of Citigroup, serves as a sub-transfer agent for the Company, maintaining shareholder account records for a majority of the Portfolios' outstanding shares. Although this upgrade will result in enhanced shareholder services, as further described below, it will also result in increased sub-transfer agency costs.

      As a result of the increase in expenses above what was originally contemplated and the desire to provide service enhancements to the Company's shareholders, SSB Citi is proposing that the Portfolios adopt a new fee structure. The proposed fee structure will consist of an advisory fee of 0.20%, with other expenses, including transfer agency fees, to be charged directly to the Portfolios. The proposed fee structure will also be subject to a voluntary fee waiver and expense reimbursement by SSB Citi, as further described below. The Board of Directors has determined that the proposed fee structure, unbundling the advisory fee paid to SSB Citi from fees for other services, provides for an appropriate level of advisory fees.

      With respect to the transfer agency fee, PFSSS is requesting an increase in fees from the current level of $11.00 for Class A shares and $12.00 for Class B and L shares (borne by SSB Citi under the Current Agreements) to $18.00 for Class A shares and $20.00 for Class B and Class L shares. As previously noted, this level of transfer agency fee is necessary because of the enhancements that PFSSS will be making for client services, which include, among other things, on-line and telephone account access and improved shareholder communications, including integrated account statements and year-end tax statements. Currently, a small percentage (approximately 14%) of the Company's shareholders have more extensive services than those currently available to PFSSS clients. In order to provide comparable services to all investors, PFSSS will incur higher costs and, therefore, it will be necessary for PFSSS to charge higher transfer agency fees. The Company and SSB Citi propose to pass along these costs to all investors, as contemplated by the proposed fee restructuring.

      The proposed fee structure will be subject to a voluntary fee waiver and expense reimbursement in order to maintain an expense cap on each of the Portfolios that is no more than 0.20% higher than current expenses, for the Global, High Growth, Growth and Balanced Portfolios, a maximum increase from 0.60% to 0.80% for Class A shares, from 1.35% to 1.55% for Class B and Class L shares, and from 0.35% to 0.55% for Class Y and Class Z shares; for the Conservative and Income Portfolios, a maximum increase from 0.60% to 0.80% for Class A shares, from 1.10% to 1.30% for Class B shares, from 1.05% to 1.25% for Class L shares, and from 0.35% to 0.55% for Class Y and Class Z shares. This expense cap will not be changed in the future without the approval of the Company's Board of Directors.

                          Impact of the New Agreements

      As stated in the Introduction, the New Agreements each provide for a decrease in the advisory fee and an effective increase in total operating expenses when compared to the Current Agreements. The following table compares the advisory fees paid by the Portfolios to SSB Citi for the fiscal year ended January 31, 2000 as calculated under the Current Agreements to the advisory fees each Portfolio would have paid if the New Agreements had been in effect. This table reflects only the proposed changes in advisory fees and does not reflect the increase in total operating expenses as shown in the tables below.

Portfolio             Current Agreement     New Agreement     Percentage Difference
-----------------------------------------------------------------------------------
Global                  $   93,310          $   53,169.17           -43.02%
High Growth             $2,747,177          $1,493,095.23           -45.65%
Growth                  $3,282,233          $1,866,098.09           -43.15%
Balanced                $1,899,634          $1,083,686.03           -42.95%
Conservative            $  519,947          $  295,534.82           -43.16%
Income                  $  248,660          $  141,217.91           -43.21%

      The following tables compare the total operating expenses, including advisory fees, under the Current Agreements to the total operating expenses to be incurred under the New Agreements.

                             Comparative Fee Tables

Global Portfolio

                                Current Agreement

                           Class A     Class B     Class L     Class Y     Class Z
----------------------------------------------------------------------------------
Advisory Fee                0.35%       0.35%       0.35%       0.35%       0.35%
12b-1 Fee                   0.25%       1.00%       1.00%        None        None
Other Expenses               None        None        None        None        None
Total Operating
  Expenses                  0.60%       1.35%       1.35%       0.35%       0.35%

                                  New Agreement

                           Class A     Class B     Class L     Class Y     Class Z
----------------------------------------------------------------------------------
Advisory Fee                0.20%       0.20%       0.20%       0.20%       0.20%
12b-1 Fee                   0.25%       1.00%       1.00%        None        None
Other Expenses              0.78%       0.83%       1.50%       0.35%       0.35%
Total Operating
  Expenses                  1.23%       2.03%       2.70%       0.55%       0.55%
Expense
  Reimbursement*           (0.43%)     (0.48%)     (1.15%)       N/A         N/A
Net Annual
  Operating Expenses        0.80%       1.55%       1.55%       0.55%       0.55%

---------------
* Net annual operating expenses will be capped at 80 basis points for Class A, 155 basis points for Classes B and L, and 55 basis points for Classes Y and Z, with any increases subject to Board approval.

High Growth Portfolio

                                Current Agreement

                           Class A     Class B     Class L     Class Y     Class Z
----------------------------------------------------------------------------------
Advisory Fee                0.35%       0.35%       0.35%       0.35%       0.35%
12b-1 Fee                   0.25%       1.00%       1.00%        None        None
Other Expenses               None        None        None        None        None
Total Operating
  Expenses                  0.60%       1.35%       1.35%       0.35%       0.35%

                                  New Agreement

                           Class A     Class B     Class L     Class Y     Class Z
----------------------------------------------------------------------------------
Advisory Fee                0.20%       0.20%       0.20%       0.20%       0.20%
12b-1 Fee                   0.25%       1.00%       1.00%        None        None
Other Expenses              0.88%       0.41%       0.24%       0.35%       0.35%
Total Operating
  Expenses                  1.33%       1.61%       1.44%       0.55%       0.55%
Expense
  Reimbursement*           (0.53%)     (0.06%)       N/A         N/A         N/A
Net Annual
  Operating Expenses        0.80%       1.55%       1.44%       0.55%       0.55%

---------------
* Net annual operating expenses will be capped at 80 basis points for Class A, 155 basis points for Classes B and L, and 55 basis points for Classes Y and Z, with any increases subject to Board approval.

Growth Portfolio


                                Current Agreement

                           Class A     Class B     Class L     Class Y     Class Z
----------------------------------------------------------------------------------
Advisory Fee                0.35%       0.35%       0.35%       0.35%       0.35%
12b-1 Fee                   0.25%       1.00%       1.00%        None        None
Other Expenses               None        None        None        None        None
Total Operating
  Expenses                  0.60%       1.35%       1.35%       0.35%       0.35%

                                  New Agreement

                           Class A     Class B     Class L     Class Y     Class Z
----------------------------------------------------------------------------------
Advisory Fee                0.20%       0.20%       0.20%       0.20%       0.20%
12b-1 Fee                   0.25%       1.00%       1.00%        None        None
Other Expenses              0.31%       0.28%       0.21%       0.35%       0.35%
Total Operating
  Expenses                  0.76%       1.48%       1.41%       0.55%       0.55%
Expense
  Reimbursement*             N/A         N/A         N/A         N/A         N/A
Net Annual
  Operating Expenses        0.76%       1.48%       1.41%       0.55%       0.55%

---------------
* Net annual operating expenses will be capped at 80 basis points for Class A, 155 basis points for Classes B and L, and 55 basis points for Classes Y and Z, with any increases subject to Board approval.

Balanced Portfolio

                                Current Agreement

                           Class A     Class B     Class L     Class Y     Class Z
----------------------------------------------------------------------------------
Advisory Fee                0.35%       0.35%       0.35%       0.35%       0.35%
12b-1 Fee                   0.25%       1.00%       1.00%        None        None
Other Expenses               None        None        None        None        None
Total Operating
  Expenses                  0.60%       1.35%       1.35%       0.35%       0.35%

                                  New Agreement

                           Class A     Class B     Class L     Class Y     Class Z
----------------------------------------------------------------------------------
Advisory Fee                0.20%       0.20%       0.20%       0.20%       0.20%
12b-1 Fee                   0.25%       1.00%       1.00%        None        None
Other Expenses              0.19%       0.20%       0.16%       0.35%       0.35%
Total Operating
  Expenses                  0.64%       1.40%       1.36%       0.55%       0.55%
Expense
  Reimbursement*             N/A         N/A         N/A         N/A         N/A
Net Annual
  Operating Expenses        0.64%       1.40%       1.36%       0.55%       0.55%

---------------
* Net annual operating expenses will be capped at 80 basis points for Class A, 155 basis points for Classes B and L, and 55 basis points for Classes Y and Z, with any increases subject to Board approval.

Conservative Portfolio

                                Current Agreement

                           Class A     Class B     Class L     Class Y     Class Z
----------------------------------------------------------------------------------
Advisory Fee                0.35%       0.35%       0.35%       0.35%       0.35%
12b-1 Fee                   0.25%       0.75%       0.70%        None        None
Other Expenses               None        None        None        None        None
Total Operating
  Expenses                  0.60%       1.10%       1.05%       0.35%       0.35%

                                  New Agreement

                           Class A     Class B     Class L     Class Y     Class Z
----------------------------------------------------------------------------------
Advisory Fee                0.20%       0.20%       0.20%       0.20%       0.20%
12b-1 Fee                   0.25%       0.75%       0.70%        None        None
Other Expenses              0.19%       0.20%       0.35%       0.35%       0.35%
Total Operating
  Expenses                  0.64%       1.15%       1.25%       0.55%       0.55%
Expense
  Reimbursement*             N/A         N/A         N/A         N/A         N/A
Net Annual
  Operating Expenses        0.64%       1.15%       1.25%       0.55%       0.55%

---------------
* Net annual operating expenses will be capped at 80 basis points for Class A, 155 basis points for Classes B and L, and 55 basis points for Classes Y and Z, with any increases subject to Board approval.

Income Portfolio

                                Current Agreement

                           Class A     Class B     Class L     Class Y     Class Z
----------------------------------------------------------------------------------
Advisory Fee                0.35%       0.35%       0.35%       0.35%       0.35%
12b-1 Fee                   0.25%       0.75%       0.70%        None        None
Other Expenses               None        None        None        None        None
Total Operating
  Expenses                  0.60%       1.10%       1.05%       0.35%       0.35%

                                  New Agreement

                           Class A     Class B     Class L     Class Y     Class Z
----------------------------------------------------------------------------------
Advisory Fee                0.20%       0.20%       0.20%       0.20%       0.20%
12b-1 Fee                   0.25%       0.75%       0.70%        None        None
Other Expenses              0.21%       0.24%       0.55%       0.35%       0.35%
Total Operating
  Expenses                  0.66%       1.19%       1.45%       0.55%       0.55%
Expense
  Reimbursement*             N/A         N/A       (0.20)        N/A         N/A
Net Annual
  Operating Expenses        0.66%       1.19%       1.25%       0.55%       0.55%

---------------
* Net annual operating expenses will be capped at 80 basis points for Class A, 155 basis points for Classes B and L, and 55 basis points for Classes Y and Z, with any increases subject to Board approval.

      Example: The following tables illustrate the expenses a shareholder would pay on a $10,000 investment in a Portfolio assuming the fees and expenses stated in the comparative fee tables above under both the Current Agreements and the New Agreements.

Global Portfolio*

                         Current Agreement                 New Agreement
Number of Years      1       3       5       10       1       3       5      10
--------------------------------------------------------------------------------
A                  657      988    1342     2336     677    1047    1441    2541
B Redemption       741     1042    1370     2527     761    1102    1470    2729
B No Redemption    241      742    1270     2527     261     802    1370    2729
L Redemption       439      835    1358     2789     459     894    1457    2986
L No Redemption    339      835    1358     2789     359     894    1457    2986
Y                  140      437     755     1657     161     499     860    1878
Z                  140      437     755     1657     161     499     860    1878

High Growth Portfolio*

                         Current Agreement                 New Agreement
Number of Years      1       3       5       10       1       3       5      10
--------------------------------------------------------------------------------
A                  640      936    1253     2148     659     994    1352    2357
B Redemption       723      988    1280     2342     743    1048    1380    2547
B No Redemption    223      688    1180     2342     243     748    1280    2547
L Redemption       421      781    1268     2609     430     808    1313    2699
L No Redemption    321      781    1268     2609     370     808    1313    2699
Y                  122      381     660     1455     143     443     766    1680
Z                  122      381     660     1455     143     443     766    1680

Growth Portfolio*

                         Current Agreement                 New Agreement
Number of Years      1       3       5       10       1       3       5      10
--------------------------------------------------------------------------------
A                  634      918    1222     2085     650     965    1302    2253
B Redemption       717      970    1249     2279     730    1009    1315    2422
B No Redemption    217      670    1149     2279     230     709    1215    2422
L Redemption       415      763    1238     2548     421     781    1268    2609
L No Redemption    315      763    1238     2548     321     781    1268    2609
Y                  116      362     628     1386     132     412     713    1568
Z                  116      362     628     1386     132     412     713    1568

Balanced Portfolio*

                         Current Agreement                 New Agreement
Number of Years      1       3       5       10       1       3       5      10
--------------------------------------------------------------------------------
A                  628      897    1187     2011     632     909    1207    2053
B Redemption       710      949    1214     2205     715     964    1239    2255
B No Redemption    210      649    1114     2205     215     664    1139    2255
L Redemption       408      742    1202     2476     408     745    1207    2486
L No Redemption    308      742    1202     2476     308     745    1207    2486
Y                  109      340     590     1306     113     353     612    1352
Z                  109      340     590     1306     113     353     612    1352

Conservative Portfolio*

                         Current Agreement                 New Agreement
Number of Years      1       3       5       10       1       3       5      10
--------------------------------------------------------------------------------
A                   578     849     1141    1969     582     861    1161    2011
B Redemption        635     873     1086    2005     640     888    1111    2056
B No Redemption     185     573      985    2005     190     588    1011    2056
L Redemption        378     652     1050    2163     398     712    1152    2373
L No Redemption     278     652     1050    2163     298     712    1152    2373
Y                   109     340      590    1306     113     353     612    1352
Z                   109     340      590    1306     113     353     612    1352

Income Portfolio*

                         Current Agreement                 New Agreement
Number of Years      1       3       5       10       1       3       5      10
--------------------------------------------------------------------------------
A                   574     835     1116    1915     579    852     1146    1979
B Redemption        630     857     1059    1951     639    885     1106    2040
B No Redemption     180    557       959    1951     189    585     1006    2040
L Redemption        373     636     1024    2110     393    697     1126    2321
L No Redemption     273     636     1024    2110     293    697     1126    2321
Y                   104     325      563    1248     110    343      595    1317
Z                   104     325      563    1248     110    343      595    1317

---------------
*     The examples assume:
      o     You invest $10,000 for the period shown
      o     Your investment has a 5% return each year
      o     You reinvest all distributions and dividends without a sales charge
      o     The Portfolios' operating expenses stay the same
      o     The expenses of the underlying funds are reflected

                          Board of Directors Evaluation

      The Board of Directors met on October 10, 2000 to consider SSB Citi's proposal to restructure the advisory fees and to increase total expenses of each Portfolio.

      The Board of Directors reviewed the circumstances surrounding the proposal. SSB Citi informed the Board that the current advisory fee was structured as a bundled, or all-in, advisory fee. SSB Citi explained that it paid virtually all of the Portfolios' other expenses (other than the fees payable under the plan adopted pursuant to Rule 12b-1 under the 1940 Act and extraordinary expenses) out of this fee. Therefore, any increases in such expenses were paid directly by SSB Citi.

      SSB Citi noted that the costs of certain of the services paid out of the advisory fee, in particular the sub-transfer agency fees, as described above, have been increasing beyond what the Board of Directors or SSB Citi contemplated at the time the all-in fee structure was established. These costs have been increasing largely because PFSSS has been servicing a higher than anticipated number of small accounts and because of its intention to provide enhanced transfer agency services. The Board was informed that because shareholders would continue to need and desire enhanced services, there would, in all likelihood, be further service enhancements with possible accompanying increases in expenses. Thus, in order to permit the Portfolios to remain competitive and to allow the Portfolios to provide their shareholders with enhanced services on the same basis provided by other funds, a restructuring of the advisory fee for each Portfolio was proposed.

      SSB Citi described the sub-transfer agency enhancements PFSSS planned to provide. These include, among other things, on-line and telephone account access and improved shareholder communications, including integrated account statements and year-end tax statements. Currently, some of the Fund's shareholders already benefit from such extensive services. SSB Citi explained that it was necessary to incur higher transfer agency costs in order to provide comparable services to all investors in the Portfolios.

      SSB Citi reviewed the proposed fee structure and expense increase with the Board of Directors. SSB Citi explained its proposal to lower the current advisory fee from 0.35% of each Portfolio's average daily net assets to 0.20% of each Portfolio's average daily net assets. SSB Citi further explained to the Board that, although the advisory fee will be lower following the restructuring, the Portfolios will pay higher total operating expenses because all other operating expenses previously paid by SSB Citi will be borne directly by the Portfolios.

      SSB Citi agreed that each Portfolio's total expenses would be subject to a voluntary fee waiver and expense reimbursement in order to maintain an expense cap on each of the Portfolios that is no more than 0.20% higher than current expenses for each Portfolio. SSB Citi also agreed that this expense cap would not be changed in the future without the prior approval of the Board of Directors. The New Agreements will be subject to termination by the Board of Directors on 60 days' prior written notice.

      The Board was reminded that, at its meeting on June 13, 2000, it was furnished with a study prepared by SSB Citi setting forth its revenues, expenses and resulting profitability in connection with its management of the Portfolios. At its October 10, 2000 meeting, the Board was given a competitive fund of funds expense analysis comparing the Portfolios' expected and proposed expenses to those borne by a representative list of investment companies with structures similar to the Portfolios. The Board also received information indicating that the transfer agency fees would differ from class to class depending upon the services required by each class. It was explained to the Board that the differences in transfer agency fees would be based on the complexity and level of services to be received by each class and that no class would subsidize the expenses of another class. It was further explained that classes of shares with large numbers of small accounts would be subject to higher expense ratios, but that this would be mitigated by the proposed cap on expenses proposed by SSB Citi. Finally, the Board received a comparison of the current transfer agency fees paid by SSB Citi under the Current Agreements, the proposed transfer agency fees to be paid by the Portfolios under the New Agreements and the industry average transfer agency fees. SSB Citi observed that both the current transfer agency fees and the proposed transfer agency fees are lower than the industry average.

      In their review, the Board of Directors considered, among other factors, the reasons presented by SSB Citi for the proposed advisory fee restructuring and increase, including the desirability of providing enhanced services to all shareholders and, in particular, the enhanced services to be provided by PFSSS; the nature, quality and scope of the services provided to the Portfolios by SSB Citi; the importance of supporting quality, long-term service by SSB Citi to achieve solid investment performance and efficient fund management and operations; the data as to revenues, expenses and profitability of SSB Citi, the competitive fund of funds analysis and the comparison of the current and proposed transfer agency fees with transfer agency fees charged by comparable funds; whether it would be appropriate for each class of shares to bear the costs specifically attributable to services rendered for the benefit of shareholders of that class; the fact that Portfolio expenses will be subject to a voluntary expense cap; the effect of the proposed advisory fee restructuring and increase on the expense ratio of the Portfolios; and SSB Citi's overall profitability and financial resources.

      Based on the information provided to the Board of Directors and the factors discussed above, a majority of the Board of Directors, including a majority of the Independent Directors, approved the proposed advisory fee restructuring, including an increase in total expenses, and the New Agreements, subject to shareholder approval.

                             Description of SSB Citi

      SSB Citi acts as investment adviser to the Portfolios pursuant to a separate Current Agreement with each Portfolio. Pursuant to each of those Agreements, SSB Citi determines how each Portfolio's assets are invested in the underlying funds and in repurchase agreements pursuant to the investment objectives and policies of each Portfolio set forth in the prospectus and makes recommendations to the Board of Directors concerning changes to (a) the underlying funds in which the Portfolios may invest, (b) the percentage range of assets that may be invested by each Portfolio in any one underlying fund and (c) the percentage range of assets of any Portfolio that may be invested in equity funds and fixed income funds (including money market funds). In addition to such services, SSB Citi pays the salaries of all officers and employees who are employed by both it and the Company, maintains office facilities for the Company, furnishes the Company with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Company and each Portfolio, prepares reports to each Portfolio's shareholders and prepares tax returns, reports to and filings with the SEC and state Blue Sky authorities. SSB Citi provides investment advisory and management services to investment companies affiliated with Salomon Smith Barney.

      SSB Citi (successor to SSBC Fund Management Inc.) was organized as a Delaware corporation on March 12, 1968 and converted to a Delaware limited liability company in 1999. Its principal business address is 7 World Trade Center, New York, New York, 10048. SSB Citi is a wholly-owned subsidiary of Holdings which is also located at 7 World Trade Center, New York, New York, 10048. Holdings is a wholly-owned subsidiary of Citigroup, which is located at 1 Citicorp Center, 153 East 53rd Street, New York, New York 10028.

      The names, titles and principal occupations of the current directors and executive officers of SSB Citi are set forth below:

      HEATH B. MCLENDON. The principal occupation of Mr. McLendon is to serve as Chairman or Co-Chairman of investment companies managed by affiliates of Citigroup and as President and Chief Executive Officer of SSB Citi.

      A. GEORGE SAKS. The principal occupation of Mr. Saks is to serve as Director of SSB Citi and Managing Director and Special Counsel of Salomon Smith Barney.

      LEWIS E. DAIDONE. The principal occupation of Mr. Daidone is to serve as Executive Vice President and Treasurer of 61 investment companies associated with Citigroup, Managing Director of Salomon Smith Barney and Director and Senior Vice President of SSB Citi.

      MICHAEL J. DAY. The principal occupation of Mr. Day is to serve as Treasurer of SSB Citi and Managing Director of Salomon Smith Barney.

      VIRGIL H. CUMMING. The principal occupation of Mr. Cumming is to serve as Chief Investment Officer of SSB Citi.

      CHRISTINA T. SYDOR. The principal occupation of Ms. Sydor is to serve as Managing Director of Salomon Smith Barney, General Counsel and Secretary of SSB Citi and Secretary of 61 investment companies associated with Citigroup.

      JEFFREY HILLER. The principal occupation of Mr. Hiller is to serve as Chief Compliance Officer of SSB Citi.

      R. JAY GERKEN. The principal occupation of Mr. Gerken is to serve as Managing Director of Salomon Smith Barney and portfolio manager of four investment companies associated with Citigroup, including the Company's Portfolios.

      With the exception of Heath B. McLendon, Lewis E. Daidone, Christina T. Sydor and R. Jay Gerken, no other officers or Directors of the Company are officers, directors or employees of SSB Citi.

                                Portfolio Manager

      R. Jay Gerken, a Managing Director of Salomon Smith Barney, has been responsible for the day-to-day operations of the Portfolios since inception. Mr. Gerken has been with Salomon Smith Barney or companies that are now part of Salomon Smith Barney since 1988. A team of investment professionals currently assists Mr. Gerken in the management of the Portfolios. If the shareholders approve the change in management fees, Mr. Gerken will continue to manage the Portfolios in accordance with their investment objectives.

                                Other Information

      Salomon Smith Barney, located at 7 World Trade Center, New York, New York 10048, serves as the Company's principal underwriter pursuant to a written agreement dated June 5, 2000. For the fiscal year ended January 31, 2000, the Portfolios paid no commissions to Salomon Smith Barney, an "affiliated broker" of the Portfolios as defined in Schedule 14A of the Securities Exchange Act of 1934.

                                  Required Vote

      Approval of the proposal requires the affirmative vote of a "majority of the outstanding voting securities," as defined above, of each class of each Portfolio. The Board of Directors of the Company, including the Independent Directors, recommend that the shareholders of the Portfolios vote in favor of the proposal.

                          Issued and Outstanding Shares

      As of the close of business on the Record Date, the following shares were issued and outstanding for each Portfolio:

Portfolio                       Class A          Class B           Class L          Class Y       Class Z
----------------------------------------------------------------------------------------------------------
Global Portfolio             1,647,242.508    1,239,809.768      109,720.148         - 0 -          - 0 -
High Growth Portfolio       27,457,270.990   22,982,571.997    3,096,059.747         1.009          - 0 -
Growth Portfolio            29,724,053.654   31,517,213.931    3,830,343.661         1.012          - 0 -
Balanced Portfolio          17,455,739.149   17,865,562.552    2,719,819.471         1.070     44,812.869
Conservative Portfolio       5,485,734.411    4,520,855.909      623,444.143         1.014          - 0 -
Income Portfolio             2,545,651.582    2,183,559.736      319,732.025         1.022          - 0 -

                             ADDITIONAL INFORMATION

                               Proxy Solicitation

      Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph, other electronic means or personal interviews conducted by officers and employees of the Company; Salomon Smith Barney, the Company's principal underwriter; Citi Fiduciary Trust Company ("Citi"), transfer agent of the Company; and/or PFPC Global Fund Services ("PFPC") or PFSSS, sub-transfer agents of the Company. Such representatives and employees will not receive additional compensation for solicitation activities. Salomon Smith Barney has retained the services of PFPC to assist in the solicitation of proxies. The aggregate cost of solicitation of the shareholders of the Portfolio is expected to be approximately $730,000. The costs of the proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be borne by the Portfolios. The Portfolios also will reimburse expenses of forwarding solicitation materials to beneficial owners of shares of the Portfolios.

      If the Portfolios record votes by telephone or on the Internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or on the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

                            Proposals of Shareholders

      The Company does not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Company at the address set forth on the cover of this Proxy Statement. Proposals must be received within a reasonable time before the solicitation of proxies for such Special Meeting. The timely submission of a proposal does not guarantee its inclusion.

                    Shareholders' Request for Special Meeting

      Special meetings of shareholders for any purpose or purposes, unless otherwise prescribed by statute or by the Company's Charter, may be held at any place within the United States and may be called at any time at the request in writing of shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting upon payment by such shareholders to the Company of the reasonably estimated cost of preparing and mailing a notice of the meeting (which estimated cost shall be provided to such shareholders by the Secretary of the Company). A written request shall state the purpose or purposes of the proposed meeting.

                Other Matters To Come Before the Special Meeting

      The Company does not intend to present any other business at the Special Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE (UNLESS THEY ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET).

By Order of the Board of Directors,

Christina T. Sydor
Secretary

                                     ANNEX A

Conservative Portfolio - Class A
Travelers Insurance Company
Separate Account QPN 401(k)
One Tower Square
Hartford, CT 06183
Attn: Roger Ferland
owned 325,707.415 shares (5.9270%)

Income Portfolio - Class L
Frontier Trust Company as Trustee
Citizens State Bank Salary Savings
111 Monument Circle, Suite 3100
Indianapolis, IN 46204
Owned 27,048.635 (8.4468%)

Rita Diana
SSB IRA Custodian
108 Palmetto Lane Road
Milford, PA 18337
Owned 18,406.522 (5.7480%)

Balanced Portfolio - Class A
Travelers Insurance Company
Separate Account QPN 401(k)
One Tower Square
Hartford, CT 06183
Attn: Roger Ferland
owned 1,019,304.315 shares (5.8346%)

                                    EXHIBIT A

                       SMITH BARNEY ALLOCATION SERIES INC.
                              __________ PORTFOLIO
                  ASSET ALLOCATION AND ADMINISTRATION AGREEMENT

      AGREEMENT, made this __ day of January 2001 between Smith Barney Allocation Series Inc., a Maryland corporation (the "Fund"), with respect to the _______ Portfolio (the "Portfolio") and SSB Citi Fund Management LLC, a Delaware limited liability company ("SSB Citi").

                              W I T N E S S E T H:

      WHEREAS, the Portfolio is a series of the Fund which will operate as an open-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules thereunder (the "1940 Act"); and

      WHEREAS, the Fund has been organized for the purpose of investing its assets in (a) open-end management investment companies or series thereof that are or will be part of a group of investment companies that holds itself out to investors as related companies for purposes of investment and investor services
(i) for which Salomon Smith Barney Inc. ("Salomon Smith Barney") or any entity controlling, controlled by, or under common control with Salomon Smith Barney now or in the future acts as principal underwriter or (ii) for which Salomon Smith Barney or SSB Citi or any entity controlling, controlled by, or under common control with Salomon Smith Barney or SSB Citi now or in the future acts as investment adviser (collectively, the "Underlying Smith Barney Funds") and
(b) repurchase agreements, and the Fund desires to avail itself of the experience, sources of information, advice, assistance and facilities available to SSB Citi and to have SSB Citi perform for it various asset allocation and administration services; and SSB Citi is willing to furnish such advice and services on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed as follows:

      1. The Fund on behalf of the Portfolio hereby appoints SSB Citi to act as investment adviser to the Portfolio on the terms set forth in this Agreement. SSB Citi accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

      2. Subject to the supervision of the Board of Directors of the Fund (the "Board"), SSB Citi shall manage the investment of the Portfolio's assets and provide investment research advice and supervision of the Portfolio's investments in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Fund's Registration Statement under the 1940 Act as it may be amended from time to time (the "Registration Statement"), and subject to the following understandings:

(a) SSB Citi shall provide supervision of the Portfolio's investments and determine from time to time the investments or securities that will be purchased, retained or sold by the Portfolio. SSB Citi shall determine the percentage of the Portfolio's assets invested from time to time in (i) each Underlying Smith Barney Fund selected by the Board pursuant to the investment objective and policies of the Portfolio as set forth in the prospectus forming part of the Registration Statement and (ii) repurchase agreements. SSB Citi shall allocate investments for the Portfolio among the Underlying Smith Barney Funds and repurchase agreements based on factors it considers relevant, including its outlook for the economy, financial markets and the relative performance of the Underlying Smith Barney Funds. The allocation among the Underlying Smith Barney Funds shall be made within investment ranges established by the Board, which will designate minimum and maximum percentages for each of the Underlying Smith Barney Funds.

      SSB Citi will also make recommendations to the Board concerning changes to
      (i) the Underlying Smith Barney Funds in which the Portfolio may invest,
      (ii) the percentage range of assets that may be invested by the Portfolio in any one Underlying Smith Barney Fund and (iii) the percentage range of assets of the Portfolio that may be invested in equity funds and fixed income funds (including money market funds).

(b) SSB Citi shall use its best judgment in the performance of its duties under this Agreement.

(c) SSB Citi undertakes to perform its duties and obligations under this Agreement in conformity with the Registration Statement, with the requirements of the 1940 Act and all other applicable Federal and state laws and regulations and with the instructions and directions of the Board.

(d) SSB Citi shall maintain books and records with respect to the Portfolio's investment transactions and such other books and records required to be maintained by SSB Citi pursuant to the Rules of the Securities and Exchange Commission ("SEC") under the 1940 Act and SSB Citi shall render to the Board such periodic and special reports as the Board may reasonably request. SSB Citi agrees that all books and records that it maintains for the Portfolio or the Fund are the property of the Fund and it will surrender promptly to the Fund on behalf of the Portfolio any of such books and records upon the Fund's request.

(e) SSB Citi will (i) maintain office facilities for the Fund, (ii) furnish the Portfolio with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Fund and the Portfolio, (iii) prepare reports to each Portfolio's shareholders and (iv) prepare tax returns, reports to and filings with the SEC and state Blue Sky authorities.

      3. SSB Citi will bear all of the expenses of its employees and overhead in connection with its duties under this Agreement.

      4. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to SSB Citi out of the assets of the Portfolio a monthly fee in arrears equal to 0.20% per annum of the Portfolio's average daily net assets during the month.

      5. SSB Citi shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected.

      6. SSB Citi shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

      7. This Agreement shall commence January __, 2001 and shall continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. This Agreement may be terminated as a whole at any time by the Fund on behalf of the Portfolio, without the payment of any penalty, upon the vote of a majority of the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or by SSB Citi, on 60 days' written notice by either party to the other. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

      8. Nothing in this Agreement shall limit or restrict the right of any of SSB Citi's directors, officers, or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Manager's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association. The investment management services provided by SSB Citi hereunder are not to be deemed exclusive, and SSB Citi shall be free to render similar services to others.

      9. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (i) to SSB Citi at 7 World Trade Center, New York, New York 10048, Attention: Secretary; or (ii) to the Fund at 388 Greenwich Street, New York, New York 10013, Attention: Secretary.

      10. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of law rules thereof.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

SMITH BARNEY ALLOCATION SERIES INC.         SSB CITI FUND MANAGEMENT LLC
on behalf of the ___________ Portfolio


By:___________________________              By:___________________________
     Heath B. McLendon                           Heath B. McLendon
     Chairman of the Board                       President


Attest: ________________________            Attest: ________________________
     Christina T. Sydor                          Christina T. Sydor
     Secretary                                   General Counsel

FORM OF PROXY CARD
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)
 ..................................................................
 ..................................................................
 ..............................
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS


Smith Barney Allocation Series Inc.
_______ Portfolio
Class ____
This Proxy is Solicited on Behalf
of the Directors of Smith Barney
Allocation Series Inc.



The undersigned holder of shares of Class ____ of the _______ Portfolio (the "Portfolio"), a portfolio of the Smith Barney Allocation Series Inc., a Maryland corporation, hereby appoints Heath B. McLendon, Christina T. Sydor, and Barbara J. Allen, and each of them, with full power of substitution, attorneys and proxies for the undersigned to vote all shares of the Portfolio that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of the Portfolio and at any and all adjournments or postponements thereof (the "Special Meeting") to be held at the offices of the investment adviser for the Portfolio, SSB Citi Fund Management LLC, Downtown Conference Center, Lobby, 7 World Trade Center, New York, New York, 10048 on January 23, 2001 at 9:00 A.M. Eastern time. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated December 1, 2000 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

To vote by Telephone
1)	Read the Proxy Statement and have the Proxy card below at
hand.
2)	Call 1-800-___-____.
3)	Enter the [__-digit] control number set forth on the Proxy
card and follow the simple instructions.

To vote by Internet
1)	Read the Proxy Statement and have the Proxy card below at
hand.
2)	Go to Website www.__________.com.
3)	Enter the [__-digit] control number set forth on the Proxy
card and follow the simple instructions.
DO NOT RETURN YOUR PROXY CARD
IF YOU VOTE BY TELEPHONE OR INTERNET.
	PLEASE SIGN, DATE AND
RETURN PROMPTLY IN
THE ENCLOSED ENVELOPE
(UNLESS VOTING BY
TELEPHONE OR THE
INTERNET)

	NOTE: PLEASE SIGN
EXACTLY AS YOUR NAME
APPEARS ON THIS PROXY.
IF JOINT OWNERS, EITHER
MAY SIGN THIS PROXY.
WHEN SIGNING AS
ATTORNEY, EXECUTOR,
ADMINISTRATOR, TRUSTEE,
GUARDIAN OR CORPORATE
OFFICER, PLEASE GIVE
YOUR FULL TITLE.

	DATE:
________________________
__________________

	________________________
________________________

	________________________
________________________
	(Signature(s), Title(s),
if applicable)




VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)
 ..................................................................
 ..................................................................
 ..............................

Please indicate your vote by an "X" in the appropriate box below. This proxy, if properly executed, will be voted in the manner directed herein by the undersigned shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE
PROPOSAL.
All ABSTAIN votes will be counted in determining the existence of a quorum but as votes
AGAINST the proposal.
Please refer to the Proxy Statement for a discussion of the Proposal.

1. APPROVAL OF A NEW ASSET ALLOCATION AND
ADMINISTRATION AGREEMENT WITH SSB CITI
FUND MANAGEMENT LLC ON BEHALF OF CLASS ___
OF THE PORTFOLIO.

FOR	AGAINST	ABSTAIN



Please sign on the reverse side.  XXX